Exhibit 10.2

Execution Version

STOCKHOLDERS’ AGREEMENT

THIS STOCKHOLDERS’ AGREEMENT (this “Agreement”), is made as of January 27, 2021, by and among Teligent, Inc., a Delaware corporation (the “Company”), Ares Capital Corporation, a Maryland corporation, and each of the undersigned Affiliates thereof (collectively, “Ares”), each of the undersigned holders of Investor Exchange Shares (defined below) of the Company (each an “Investor” and, collectively the “Investors”), and, solely for purposes of Section 2, B. Riley Securities, Inc. (“B. Riley”). Ares, the Investors, and, solely for purposes of Section 2, B. Riley are collectively referred to in this Agreement as the “Holders”, and each individually as a “Holder”. The Company and the Holders are collectively referred to in this Agreement as the “Parties”, and each individually as a “Party”.

RECITALS

WHEREAS, the Parties are parties to that certain Exchange Agreement of even date herewith (the “Exchange Agreement”); and

WHEREAS, in order to induce each Party to enter into the Exchange Agreement, the Parties hereby agree that this Agreement shall govern certain rights and obligations of the Parties with respect to the equity securities of the Company.

NOW, THEREFORE, the parties hereby agree as follows:

1.	Definitions. For purposes of this Agreement:

1.1          “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144 under the Securities Act (“Rule 144”). For the avoidance of doubt, where a Holder is a separate account with multiple managers who each make independent decisions with respect to the management of a portion of the assets, such other portions of assets shall not be considered or treated as an “Affiliate” with such Holder. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

1.2          “Ares Credit Agreements” means (i) the First Lien Revolving Credit Agreement, dated December 13, 2018, by and among the Company, certain of its subsidiaries, the Lenders from time to time party thereto, and ACF Finco I, LP as Administrative Agent, as amended, and (ii) the Second Lien Credit Agreement, dated December 13, 2018, by and among the Company, certain of its subsidiaries, the Lenders from time to time party thereto, and Ares Capital Corporation as Administrative Agent (as amended).

1.3          “Ares Exchange Shares” means the shares of Series D Preferred Stock issued to Ares pursuant to the Exchange Agreement.

1.4          “ATM Offering” means the sale of shares of Common Stock pursuant to the ATM Sales Agreement.

1.5          “ATM Sales Agreement” means the At Market Issuance Sales Agreement of even date herewith, by and between the Company and B. Riley Securities Inc.

1.6          “Attribution Parties” means, with respect to any Holder, collectively, any of such Holder’s Affiliates, any Persons acting as a “group” together with such Holder with respect to the Common Stock for purposes of Section 13(d) of the Exchange Act, and any other Persons whose beneficial ownership of the Common Stock would be aggregated with such Holder’s beneficial ownership for purposes of Section 13(d) of the Exchange Act.

1.7          “Common Stock” means the Company’s common stock, par value $0.01 per share.

1.8          “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.9          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.10        “Follow-Up Offering” means a public offering of shares of the Company’s Common Stock within eleven (11) months after the date on which the ATM Offering commences.

1.11        “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.12        “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.13        “Investor Exchange Shares” means the shares of Common Stock issued to the Investors pursuant to the Exchange Agreement.

1.14        “Investor Voting Trust Agreement” means the Voting Trust Agreement of even date herewith between WSFS, as trustee, and each Investor, in substantially the form attached hereto as Exhibit A.

1.15        “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.16        “Registrable Securities” means (i) the shares of Common Stock issued or issuable upon conversion of the Ares Exchange Shares, (ii) the Investor Exchange Shares and (iii) the shares of Common Stock issued to B. Riley pursuant to Section 3(a)(i) of that certain letter agreement, dated as of the date hereof, by and between the Company and B. Riley.

1.17        “Rule 144 Volume Limitation” means the maximum number of shares of a class of equity securities that an affiliate of an issuer may sell during a three-month period pursuant to SEC Rule 144.

1.18        “SEC” means the Securities and Exchange Commission.

1.19        “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.20        “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.21        “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 2.4.

1.22        “Series D Preferred Stock” means the Company’s Series D Preferred Stock, par value $0.01 per share.

1.23        “WSFS” means Wilmington Savings Fund Society, FSB.

2.	Registration Rights. The Company covenants and agrees as follows:

2.1          Demand Registration.

(a)          Form S-1 Demand. If at any time after April 30, 2021, the Company receives a request from Ares that the Company file a Form S-1 registration statement with respect to the outstanding Registrable Securities held by Ares, then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (a “Demand Notice”) to B. Riley; and (ii) as soon as practicable, and in any event within thirty (30) days after the date such request is given by Ares, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that Ares requested to be registered and all Registrable Securities requested to be included in such registration by B. Riley (as specified by notice given by B. Riley to the Company within twenty (20) days of the date the Demand Notice is given); provided, however, that the Company shall not be required to file such a Form S-1 registration statement (A) if all of such Registrable Securities may at such time be covered under a Form S-3 registration statement pursuant to Section 2.1(b) or (B) while a Follow-Up Offering is ongoing and within thirty (30) days after the completion of any such Follow-Up Offering.

(b)          Form S-3 Demand. If at any time after April 30, 2021 when it is eligible to use a Form S-3 registration statement, the Company receives a request from Ares that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities held by Ares, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to the Investors and to B. Riley; and (ii) as soon as practicable, and in any event within thirty (30) days after the date such request is given by Ares, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities that Ares requested to be registered and all Registrable Securities requested to be included in such registration by each Investor and B. Riley (as specified by notice given by each such Investor and B. Riley, respectively) to the Company within ten (10) days of the date the Demand Notice is given); provided, however, that the Company shall not be required to file such a Form S-3 registration statement or issue any Demand Notice while a Follow-Up Offering is ongoing.

2.2          Company Registration. If at any time after April 30, 2021 the Company proposes to register any of its Common Stock under the Securities Act in connection with the public offering of such Common Stock (other than a Follow-Up Offering and other than any public offerings in which the Company registers shares of Common Stock on a registration statement on Form S-4 or a registration statement on Form S-8), the Company shall, at such time, promptly give Ares notice of such registration. Upon the request of Ares given within twenty (20) days after such notice is given by the Company, the Company shall cause all of the Registrable Securities that Ares has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not Ares has elected to include Registrable Securities in such registration.

2.3          Company Obligations. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)          prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to three (3) years or, if earlier, until the distribution contemplated in the registration statement has been completed;

(b)          prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c)          furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d)          use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e)          in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f)           use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g)          promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(h)          notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(i)           in the case of any underwritten offering, use its reasonable best efforts to obtain (i) one or more comfort letters from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters, and (ii) legal opinions of the Company’s outside counsel, addressed to the underwriters, with respect to the registration statement, in customary form and covering such matters of the type customarily covered by legal opinions of such nature, in each case as reasonably requested by the underwriter(s) of such offering; and

(j)           after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

2.4          Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $25,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 (other than fees and disbursements of counsel to any Holder, other than the Selling Holder Counsel, which shall be borne solely by the Holder engaging such counsel) shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.5          Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6          Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a)          To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b)          To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Section 2.6(b) and 2.6(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)          Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.

(d)          To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.6, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.6(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.6(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e)          Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.6 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement or any provision(s) of this Agreement.

3.	Voting Restrictions.

3.1          Investor Voting Restrictions.

(a)          Each Investor hereby agrees that neither it nor any of such Investor’s Attribution Parties shall vote, or cause to be voted, any shares of Common Stock held by such Investor or such Investor’s Attribution Parties to the extent that such vote would result in such Investor, together with such Investor’s Attribution Parties, voting or causing to be voted in excess of four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock of the Company as of the record date for such stockholder vote, which excess shares shall be subject to an Investor Voting Trust Agreement.

(b)          On the date hereof, each Investor has executed and delivered to the Company and WSFS an Investor Voting Trust Agreement.

3.2          Ares Voting Restrictions. Ares hereby agrees that neither Ares nor any of its affiliates shall vote, or cause to be voted, any shares of Common Stock held by Ares or its affiliates to the extent that such vote would result in Ares, together with its affiliates, voting or causing to be voted in excess of fifteen percent (15%) of the outstanding shares of Common Stock of the Company as of the record date for such stockholder vote.

4.	Transfer Restrictions.

4.1          ATM Offering Restriction. Neither any Holder nor any of its Affiliates shall sell or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or Series D Preferred Stock, or any beneficial interest in such shares, during the period commencing on the commencement date of the ATM Offering, and ending on the trading day immediately following the earlier of (a) the date upon which the aggregate amount of Common Stock sold pursuant to the ATM Offering equals the Maximum Amount (as defined in the ATM Sales Agreement), (b) the final date upon which Common Stock may be validly sold pursuant to the ATM Offering pursuant to the ATM Sales Agreement and in accordance with applicable SEC rules, and (c) the date of termination of the ATM Sales Agreement.

4.2          Follow-Up Offering Restriction. In the event that the Company initiates a Follow-Up Offering, neither any Holder nor any of its Affiliates shall sell or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or Series D Preferred Stock, or any beneficial interest in any such shares, during the period commencing on the later of (a) the effective date of the registration statement for such offering and (b) the commencement date of such Follow-Up Offering, and ending on the earlier of (i) sixty (60) calendar days after the commencement of such period and (ii) five (5) trading days following the completion, expiration or termination of such Follow-Up Offering.

4.3          Volume Restrictions. For so long as a Holder, together with its Affiliates, beneficially owns at least nine and nine-tenths percent (9.9%) of the outstanding shares of Common Stock (including shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock, regardless of whether such shares of Series D Preferred Stock are then convertible), neither such Holder nor its Affiliates shall sell or otherwise transfer or dispose of, directly or indirectly, shares of Common Stock or Series D Preferred Stock, or any beneficial interest in any such shares, to the extent that such transfer or disposition by such Holder and its Affiliates would collectively exceed:

(a)          the Rule 144 Volume Limitation in any consecutive three (3) month period; or

(b)          two percent (2%) of the outstanding shares of Common Stock in any calendar quarter in a single transaction or series of related transactions to a single transferee or its affiliates.

4.4          Section 13 Compliance.

(a)          Neither any Holder nor any of its Affiliates shall sell or otherwise transfer, directly or indirectly, any shares of Common Stock or Series D Preferred Stock, or any beneficial interest in any such shares, to any Person that such Holder or such Affiliate thereof knows or reasonably should know is, or will be as a result of such transfer, required to file a statement on Schedule 13D or Schedule 13G with respect to equity securities of the Company pursuant to the Exchange Act.

(b)          Each Holder hereby represents and warrants that such Holder is not currently a member of a group of Persons that is required to file a statement on Schedule 13D or Schedule 13G with respect to equity securities of the Company pursuant to the Exchange Act and that such Holder has no intention to form such a group.

(c)          In the event that any Investor is required to file a statement on Schedule 13D with respect to equity securities of the Company pursuant to the Exchange Act, such Investor shall include in such Schedule appropriate disclosures to the effect that such Investor has no intent to directly or indirectly control the Company or to take any of the actions otherwise prohibited by Section 5 hereof.

4.5          Transfers to Affiliates. Subject to Section 4.4, but not withstanding anything else in this Agreement to the contrary, any Holder may at any time transfer or assign any shares of Common Stock and/or Series D Preferred Stock subject to this Agreement to any Affiliate or Attribution Party of such Holder, provided that such Affiliate or Attribution Party shall continue to be subject to the terms hereof, and, as a condition precedent to the Company’s recognition of such transfer, each such transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering a joinder in a form mutually acceptable to the Company and the transferor. Upon the execution and delivery of such joinder by any such transferee, such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be an Investor or Ares, as applicable. The Company shall not permit the transfer of any shares subject to this Agreement on its books or issue a new certificate representing any such shares unless and until such transferee shall have complied with the terms of this Section 4.5. For the avoidance of doubt, any Holder may transfer or assign any shares of Common Stock or Series D Preferred Stock subject to this Agreement to a transferee or assignee that is not an Affiliate of such Holder without compliance with this Section 4.5, but subject to the other provisions of this Agreement

4.6          Enforceability. For the avoidance of doubt, the Parties hereto acknowledge and agree that the restrictions set forth herein with respect to each Holder, as applicable, in this Section 4 shall only be enforceable (a) against such Holder and (b) by the Company.

5.            Standstill. Each Holder hereby agrees that, for a period of eighteen (18) months beginning on the date hereof, neither such Holder nor any of its Affiliates shall (and neither it nor its Affiliates will assist or encourage others to), without the prior written consent of the Company: (a) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, directly or indirectly, by purchase or otherwise, ownership (including, without limitation, beneficial ownership as defined in Rule 13d-3 of the Exchange Act) of any voting securities or direct or indirect rights or options to acquire any voting securities of the Company or any subsidiary thereof, or of any successor to or person in control of the Company, other than pursuant to the Exchange Agreement, conversion of the Series D Preferred Stock, or exercise of warrants currently owned by Ares, (b) seek or propose to influence or control the management or policies of the Company or to obtain representation on the Company’s Board of Directors, or solicit, or participate in the solicitation of, any proxies or consents with respect to any securities of the Company, or make any public announcement with respect to any of the foregoing or request permission to do any of the foregoing, (c) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any extraordinary transaction involving the Company or its securities or assets, (d) enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing, or otherwise form, join or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act) in connection with any of the foregoing, (e) seek or request permission or participate in any effort to do any of the foregoing or make or seek permission to make any public announcement with respect to the foregoing or (f) request the Company or any of its representatives, directly or indirectly, to amend or waive any provision of this paragraph; provided, however, that this Section 5 shall not in any way (a) limit the rights and remedies of Ares pursuant to the Ares Credit Agreements, or (b) apply to the release of Trust Shares (as defined in the Voting Trust Agreement) to any Investor pursuant to the Voting Trust Agreement; provided further, that, for the avoidance of doubt, the Parties hereto acknowledge and agree that the restrictions set forth herein with respect to each Holder, as applicable, in this Section 5 shall only be enforceable (a) against such Holder and (b) by the Company.

6.            Board Observer Right. The Investors acknowledge and agree that their right to designate an individual to attend meetings of the Company’s Board of Directors, pursuant to Section 5(m) of that certain Note Purchase Agreement, dated July 20, 2020, with the Company, terminated upon the closing of the Exchange Agreement.

7.            Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration statement on Form S-3, the Company shall:

(a)            make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times;

(b)            use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)            furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act, and the Exchange Act, and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form S-3.

8.            Disclosure. The Company hereby agrees that contemporaneously with (or immediately following) the completion of the ATM Offering, it will submit or cause to be submitted an 8-K filing with the SEC disclosing, among other things, the amount of issued and outstanding shares of Common Stock as of the date thereof and after giving effect to the ATM Offering.

9.	Miscellaneous.

9.1          Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned, in whole or in part, by any Party without the prior written consent of the other Parties. Any purported assignment in violation of the preceding sentence shall be void. Subject to the foregoing, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assignees of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

9.2          Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

9.3          Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.4          Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

9.5          Notices.

(a)            All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications to the Investors shall be sent to their respective addresses as set forth on such Investors’ respective signature pages hereto (as applicable), and all communications to the Company or Ares shall be sent to their respective addresses set forth below, or, in each case, to such email address or address as subsequently modified by written notice given in accordance with this Section 9.5:

If to the Company:

Teligent, Inc.

105 Lincoln Avenue,

Buena, New Jersey 08310

Attention:  Philip K. Yachmetz, Chief Legal Officer

Email: pyachmetz@teligent.com

with a copy (which shall not constitute notice) to:

K&L Gates LLP

599 Lexington Avenue

New York, New York 10022

Attention:  Whitney J. Smith, Esq.

Email: whitney.smith@klgates.com

If to Ares:

Ares Capital Corporation

245 Park Avenue, 44th Floor

New York, New York 10167

Attention: Ray Wright

Email: wright@aresmgmt.com

with a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

101 Park Avenue

New York, NY 10178

Attention:  Jeffrey Letalien

Email: jeffrey.letalien@morganlewis.com

(b)            Consent to Electronic Notice. Each of Ares and each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the electronic mail address set forth in Section 9.5(a) or below such Investor’s name on Schedule A hereto, as updated from time to time by notice to the Company, or as on the books of the Company. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each of Ares and each Investor agrees to promptly notify the Company of any change in such stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.

9.6          Amendments and Waivers. Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of all of the Parties; provided, however, that any provision hereof may be waived by any waiving party on such party’s own behalf only, without the consent of any other party. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

9.7          Severability. In case any one (1) or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

9.8          Entire Agreement. This Agreement, together with the Exchange Agreement, constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and supersedes any other written or oral agreement relating to the subject matter hereof existing between the parties.

9.9          Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

9.10        Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or non-defaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned party has executed this Agreement as of the date first written above.

COMPANY:

TELIGENT, INC.

By:	/s/ Timothy B. Sawyer

Name: Timothy B. Sawyer

Title: Chief Executive Officer and President

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, the undersigned party has executed this Agreement as of the date first written above.

ARES CAPITAL CORPORATION

By:	/s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P.

By:	/s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

[Signature Page to Stockholders’ Agreement]

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.

By:	/s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

ARES COMMERCIAL FINANCE LP By: Ares Commercial Finance GP LP, its general partner By: AF GP LLC, its general partner

By:	/s/ Oleh Szczupak

Name: Oleh Szczupak

Title: Authorized Signer

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, the undersigned party has executed this Agreement as of the date first written above.

HOLDER

Blackwell Partners LLC_Series B (“MACK”)

By:	/s/ Laura Kleber
Name:	Laura Kleber
Title:	CCO_Silverback Asset Management, LLC_Investment Manager_MACK

Notice Address:

c/o Silverback Asset Management, LLC

1414 Raleigh Road, Suite 250

Chapel Hill, NC 27517

E-mail: operations@silverbackasset.com

rbarron@silverbackasset.com

jham@silverbackasset.com

Attention: Jason Ham

with a copy (which shall not constitute notice) to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Attention: Brett Lawrence
Email: blawrence@stroock.com

[Signature Page to Stockholders’ Agreement]

HOLDER

Silverback Opportunistic Credit Master Fund Limited (“SOCMF”)

By:	/s/ Laura Kleber
Name:	Laura Kleber
Title:	CCO_Silverback Asset Management, LLC_Investment Manager_SOCMF

Notice Address:

c/o Silverback Asset Management, LLC

1414 Raleigh Road, Suite 250

Chapel Hill, NC 27517

E-mail: operations@silverbackasset.com

rbarron@silverbackasset.com

jham@silverbackasset.com

Attention: Jason Ham

with a copy (which shall not constitute notice) to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Attention: Brett Lawrence
Email: blawrence@stroock.com

[Signature Page to Stockholders’ Agreement]

HOLDER

SILVER CREEK CS SAV, L.L.C, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By: Nantahala Capital Management, LLC Its Investment Manager

By:	/s/ Wilmot Harkey
Name:	Wilmot Harkey
Title:	Manager

Legal Entity Name and Address: Silver Creek CS SAV, L.L.C. 1301 5th Avenue, 40th Floor Seattle, WA 98101
Notice Address: 130 Main Street, 2nd Floor New Canaan, CT 06840 E-mail: operations@nantahalapartners.com
Attention: Operations Team

with a copy (which shall not constitute notice) to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Attention: Brett Lawrence
Email: blawrence@stroock.com And Silver Creek CS SAV, L.L.C. 1301 5th Avenue, 40th Floor Seattle, WA 98101 Email: operations@silvercreekcapital.com Attention: Operations Team

[Signature Page to Stockholders’ Agreement]

HOLDER

BLACKWELL PARTNERS LLC – Series A, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By: Nantahala Capital Management, LLC Its Investment Manager

By:	/s/ Wilmot Harkey
Name:	Wilmot Harkey
Title:	Manager

Legal Entity Name and Address: Blackwell Partners LLC – Series A 280 South Mangum Street, Suite 210 Durham, NC 27701
Notice Address: 130 Main Street, 2nd Floor New Canaan, CT 06840 E-mail: operations@nantahalapartners.com
Attention: Operations Team

with a copy (which shall not constitute notice) to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Attention: Brett Lawrence
Email: blawrence@stroock.com And Blackwell Partners LLC – Series A 280 South Mangum Street, Suite 210 Durham, NC 27701 Email: jlall@duke.dumac.com Attention: Jannine Lall

[Signature Page to Stockholders’ Agreement]

HOLDER

NANTAHALA CAPITAL PARTNERS SI, LP

By: Nantahala Capital Management, LLC Its Investment Manager

By:	/s/ Wilmot Harkey
Name:	Wilmot Harkey
Title:	Manager

Notice Address: 130 Main Street, 2nd Floor New Canaan, CT 06840 E-mail: operations@nantahalapartners.com
Attention: Operations Team

with a copy (which shall not constitute notice) to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Attention: Brett Lawrence
Email: blawrence@stroock.com

[Signature Page to Stockholders’ Agreement]

HOLDER

NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP

By: Nantahala Capital Management, LLC Its Investment Manager

By:	/s/ Wilmot Harkey
Name:	Wilmot Harkey
Title:	Manager

Notice Address: 130 Main Street, 2nd Floor New Canaan, CT 06840 E-mail: operations@nantahalapartners.com
Attention: Operations Team

with a copy (which shall not constitute notice) to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Attention: Brett Lawrence
Email: blawrence@stroock.com

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, the undersigned party has executed this Agreement as of the date first written above.

B. RILEY SECURITIES, INC.

By:	/s/ Patrice McNicoll

Name: Patrice McNicoll

Title: Co-Head of Investment Banking

[Signature Page to Stockholders’ Agreement]